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PBHG Insurance Series Fund, Inc.
Annual Report     December 31, 1999


o  PBHG Mid-Cap Value Portfolio

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio


Dear Shareholder:

Pilgrim Baxter's value process looks beyond those companies whose sole attribute is low valuation. Likewise, our value process excludes those companies that have high valuations which have discounted perfect operational execution (there are many of these out there and are not limited to a particular benchmark). With the goal of outperforming the Portfolio's benchmark, the S&P MidCap 400 Index and the S&P Barra Midcap Value Index over a three to five year market cycle, while remaining competitive on a quarterly basis, we do invest in mid-cap companies that we perceive to have value beyond that discounted in the current market price.

Performance

The following table summarizes the PBHG Insurance Series Fund, Inc. - PBHG Mid-Cap Value Portfolio's performance versus that of its benchmarks for the fourth quarter and the year ended December 31, 1999.

      --------------------------------------------------------------
                                  Total Return
                                                   Period Ending
                                                     12/31/99
                                                Q4:99          1999
      --------------------------------------------------------------
      PBHG Mid-Cap Value Portfolio              16.1%          25.7%
      S&P MidCap 400 Index                      17.2%          14.7%
      S&P Barra Midcap Value Index               7.3%           2.3%
      --------------------------------------------------------------

Market and Sector Impacts

During the fourth quarter, the market environment continued to narrow in focus and, in our opinion, quality. Despite the market's limited focus, we continued to follow a discipline of owning a diversified portfolio of those companies possessing solid long-term growth prospects, improving business fundamentals and reasonable valuations.

As it was for all of 1999, technology was "the place to be" during the fourth quarter. As well, the sector was a major factor in our performance relative to the S&P MidCap 400 and S&P Barra Midcap Value Indices. The technology sector returned 39.7% for the Portfolio compared with the S&P MidCap 400's technology sector return of 53.8% and the S&P Barra Midcap Value's technology sector return of 41.0%. At year end, the Portfolio held 19.6% in the technology sector, while the S&P MidCap 400 and the S&P Barra Midcap Value ended the year with 30.8% and 9.3% weightings in the technology sector, respectively. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe those returns can be consistently achieved. We also believe that the technology sector's current valuations already reflect its great growth potential and superb business dynamics. According to our discipline, this has led us to reduce the Portfolio's technology weighting. This is all part of consistently applying our process of investing in companies that provide an attractive combination of long-term growth prospects, near-term business dynamics and reasonable valuation.

The Portfolio ended the year with a 17.9% weighting in the financial sector compared with 11.0% and 18.3% for the S&P MidCap 400 and S&P Barra Midcap Value benchmarks. Decelerating growth and deteriorating business dynamics due to rising interest rates continue to keep us away from the majority of the financial stocks. However, our stock selection within the financial sector contributed positively to the Portfolio's overall return. The financial sector holdings of the Portfolio returned 4.7% during the fourth quarter while the S&P MidCap 400 and S&P Barra Midcap Value financial sector holdings returned 1.8% and 0.4%, respectively.

Relative to our benchmark, the Portfolio was over-weighted in the consumer staples and energy sectors. Although the stocks in these sectors exhibited all of the attributes we look for, the market continued to ignore quality companies selling at a discount to their intrinsic value. Exposure to these sectors detracted from fourth quarter perfor-

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

mance; however, we are confident that we hold the right companies in these sectors. Over time, we expect these stocks to outperform as market turbulence and continued Fed rate hikes reduce some market excesses.

Looking Forward

For the equity markets in 2000, we believe that volatility will be the symptom and that discipline should be the prescription. The market has, and will most likely continue to, set new volatility records. More than ever, the hallmark of successful investing will be discipline displayed in both up and down market swings. Although we disagree that domestic markets are experiencing a speculative "bubble", we do note that market pullbacks are normal in the course of any bull market. Regardless of future market action, we continue to believe our process will deliver incremental returns and risk diversification for our investors.

Sincerely,



/s/ Jermoe J. Heppelman
----------------------------------
Jerome J. Heppelmann, CFA
Portfolio Manager

                                       2

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[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Mid-Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                One Year         Inception to
                                                 Return             Date(2)
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio                     25.66%             35.90%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
      PBHG Mid-Cap Value Portfolio versus the S&P MidCap 400 Index, Lipper
        Mid-Cap Value Funds Average and the S&P Barra MidCap Value Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                                                      Lipper         S&P
                                                      Mid-Cap      Mid-Cap
                     PBHG Mid-Cap      S&P MidCap      Funds        Value
                   Value Portfolio    400 Index(3)    Average      Index(5)

11/30/98              $10,000           $10,000      $10,000       $10,000
12/31/98               11,100            11,208       10,470        10,446
 1/31/99               11,300            10,772       10,235         9,900
 2/28/99               10,640            10,208        9,732         9,427
 3/31/99               11,180            10,493        9,941         9,605
 4/30/99               11,420            11,321       10,774        10,534
 5/31/99               12,010            11,370       10,953        10,706
 6/30/99               12,840            11,979       11,339        11,039
 7/31/99               12,650            11,724       11,083        10,892
 8/31/99               12,190            11,322       10,631        10,479
 9/30/99               12,017            10,972       10,334         9,963
10/31/99               12,110            11,532       10,451        10,163
11/30/99               12,556            12,137       10,696        10,367
12/31/99               13,948            12,858       11,344        10,688


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.
(3) The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
(4) The Lipper Mid-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.
(5) The S&P Barra MidCap Value Index is an unmanaged capitalization-weighted index that consists of those securities in the S&P MidCap 400 Index with lower price-to-book ratios. The Index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.


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[LOGO] PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1999

----------------------------------------------------------------------
                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- 97.9%
BASIC MATERIALS -- 8.1%
CHEMICALS-SPECIALTY -- 3.2%
Cytec Industries*                                       500     11,562
C.K. Witco                                              800   $ 10,700
----------------------------------------------------------------------
                                                                22,262
----------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 4.1%
Mead                                                    300     13,031
Temple-Inland                                           100      6,594
Willamette Industries                                   200      9,288
----------------------------------------------------------------------
                                                                28,913
----------------------------------------------------------------------
STEEL-PRODUCERS -- 0.8%
Nucor                                                   100      5,481
----------------------------------------------------------------------
                                                                 5,481
----------------------------------------------------------------------
 TOTAL BASIC MATERIALS (COST $48,167)                           56,656
----------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.6%
APPAREL MANUFACTURERS -- 0.7%
Tommy Hilfiger*                                         200      4,662
----------------------------------------------------------------------
                                                                 4,662
----------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.6%
Borg-Warner Automotive                                  200      8,100
Delphi Automotive Systems                               200      3,150
----------------------------------------------------------------------
                                                                11,250
----------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 1.0%
Unitedglobal.com, Cl A*                                 100      7,062
----------------------------------------------------------------------
                                                                 7,062
----------------------------------------------------------------------
HOTELS & MOTELS -- 0.7%
Starwood Hotels & Resorts                               200      4,700
----------------------------------------------------------------------
                                                                 4,700
----------------------------------------------------------------------
MULTIMEDIA -- 1.9%
Scripps (E.W.), Cl A                                    300     13,444
----------------------------------------------------------------------
                                                                13,444
----------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.6%
Tribune                                                 200     11,012
----------------------------------------------------------------------
                                                                11,012
----------------------------------------------------------------------
RADIO -- 1.4%
Cumulus Media, Cl A*                                    200     10,150
----------------------------------------------------------------------
                                                                10,150
----------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.9%
Circuit City Stores                                     300     13,519
----------------------------------------------------------------------
                                                                13,519
----------------------------------------------------------------------
RETAIL-JEWELRY -- 2.1%
Zales*                                                  300     14,513
----------------------------------------------------------------------
                                                                14,513
----------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
Brinker International*                                  200      4,800
----------------------------------------------------------------------
                                                                 4,800
----------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $87,530)                         95,112
----------------------------------------------------------------------

                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER NON-CYCLICAL -- 2.1%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.4%
Dial                                                    100   $  2,432
----------------------------------------------------------------------
                                                                 2,432
----------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.7%
Aurora Foods*                                         1,300     12,106
----------------------------------------------------------------------
                                                                12,106
----------------------------------------------------------------------
 TOTAL CONSUMER NON-CYCLICAL (COST $15,461)                     14,538
----------------------------------------------------------------------
ENERGY -- 18.9%
OIL & GAS DRILLING -- 2.9%
Noble Drilling*                                         200      6,550
Transocean Sedco Forex                                  400     13,475
----------------------------------------------------------------------
                                                                20,025
----------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 6.9%
Devon Energy                                            400     13,150
EOG Resources                                           800     14,050
Forest Oil*                                             300      3,956
Louis Dreyfus Natural Gas*                              200      3,625
Noble Affiliates                                        100      2,144
Santa Fe Snyder*                                      1,400     11,200
----------------------------------------------------------------------
                                                                48,125
----------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 3.2%
Cooper Cameron*                                         300     14,681
Weatherford International*                              200      7,988
----------------------------------------------------------------------
                                                                22,669
----------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.9%
BJ Services*                                            300     12,543
Hanover Compressor*                                     200      7,550
----------------------------------------------------------------------
                                                                20,093
----------------------------------------------------------------------
PIPELINES -- 3.0%
Columbia Energy Group                                   200     12,650
Kinder Morgan                                           400      8,075
----------------------------------------------------------------------
                                                                20,725
----------------------------------------------------------------------
 TOTAL ENERGY (COST $129,526)                                  131,637
----------------------------------------------------------------------
FINANCIAL -- 16.8%
COMMERCIAL BANKS-CENTRAL U.S. -- 0.9%
Marshall & Ilsley                                       100      6,281
----------------------------------------------------------------------
                                                                 6,281
----------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN U.S. -- 0.5%
Mercantile Bankshares                                   100      3,194
----------------------------------------------------------------------
                                                                 3,194
----------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN U.S. -- 1.1%
Southtrust                                              200      7,562
----------------------------------------------------------------------
                                                                 7,562
----------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN U.S. -- 1.7%
Zions Bancorporation                                    200     11,837
----------------------------------------------------------------------
                                                                11,837
----------------------------------------------------------------------
FINANCE-CREDIT CARD -- 2.6%
Providian Financial                                     200     18,212
----------------------------------------------------------------------
                                                                18,212
----------------------------------------------------------------------

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[LOGO]  PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

----------------------------------------------------------------------
                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCE-INVEST BANKER/BROKER -- 1.7%
Paine Webber Group                                      300    $11,644
----------------------------------------------------------------------
                                                                11,644
----------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 3.1%
Jefferson Pilot                                         100      6,825
MONY Group                                              300      8,756
Protective Life                                         200      6,363
----------------------------------------------------------------------
                                                                21,944
----------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 3.9%
Ace Limited                                             700     11,681
XL Capital, Cl A                                        300     15,563
----------------------------------------------------------------------
                                                                27,244
----------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.5%
Crescent Real Estate Equities                           200      3,675
----------------------------------------------------------------------
                                                                 3,675
----------------------------------------------------------------------
S&L THRIFTS-CENTRAL US -- 0.8%
Charter One Financial                                   300      5,738
----------------------------------------------------------------------
                                                                 5,738
----------------------------------------------------------------------
  TOTAL FINANCIAL (COST $115,733)                              117,331
----------------------------------------------------------------------
HEALTH CARE -- 7.0%
DISPOSABLE MEDICAL PRODUCTS -- 0.8%
Bard (C.R.)                                             100      5,300
----------------------------------------------------------------------
                                                                 5,300
----------------------------------------------------------------------
MEDICAL-DRUGS -- 3.2%
Forest Laboratories*                                    100      6,144
Medimmune*                                              100     16,587
----------------------------------------------------------------------
                                                                22,731
----------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 3.0%
Mylan Labs                                              400     10,075
Watson Pharmaceutical*                                  300     10,744
----------------------------------------------------------------------
                                                                20,819
----------------------------------------------------------------------
  TOTAL HEALTH CARE (COST $35,433)                              48,850
----------------------------------------------------------------------
INDUSTRIAL -- 4.0%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
General Dynamics                                        100      5,275
----------------------------------------------------------------------
                                                                 5,275
----------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.9%
C-Cube Microsystems*                                    100      6,225
----------------------------------------------------------------------
                                                                 6,225
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.9%
Vishay Intertechnology*                                 200      6,325
----------------------------------------------------------------------
                                                                 6,325
----------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.4%
Republic Services*                                      700     10,063
----------------------------------------------------------------------
                                                                10,063
----------------------------------------------------------------------
  TOTAL INDUSTRIAL (COST $20,359)                               27,888
----------------------------------------------------------------------

                                                               Market
Description                                          Shares    Value
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SERVICES -- 5.9%
COMMERCIAL SERVICES-FINANCE -- 1.9%
Block (H&R)                                             300   $ 13,125
----------------------------------------------------------------------
                                                                13,125
----------------------------------------------------------------------
COMPUTER SERVICES -- 4.0%
DST Systems*                                            100      7,632
McAfee.com*                                             100      4,500
Safeguard Scientifics*                                  100     16,206
----------------------------------------------------------------------
                                                                28,338
----------------------------------------------------------------------
  TOTAL SERVICES (COST $25,112)                                 41,463
----------------------------------------------------------------------
TECHNOLOGY -- 13.6%
COMPUTER SOFTWARE -- 0.7%
Cadence Design Systems*                                 200      4,800
----------------------------------------------------------------------
                                                                 4,800
----------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.0%
Seagate Technology*                                     300     13,969
----------------------------------------------------------------------
                                                                13,969
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.2%
Advanced Micro Devices*                                 300      8,681
Cypress Semiconductor*                                  400     12,950
Micron Technology                                       100      7,775
----------------------------------------------------------------------
                                                                29,406
----------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 2.4%
Compuware*                                              300     11,175
Symantec*                                               100      5,863
----------------------------------------------------------------------
                                                                17,038
----------------------------------------------------------------------
NETWORK SOFTWARE -- 1.5%
Networks Associates*                                    400     10,675
----------------------------------------------------------------------
                                                                10,675
----------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 1.4%
Loral Space & Communications*                           400      9,725
----------------------------------------------------------------------
                                                                 9,725
----------------------------------------------------------------------
TELECOMMUNICAITON EQUIPMENT -- 0.7%
COM21*                                                  200      4,487
----------------------------------------------------------------------
                                                                 4,487
----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.7%
RCN*                                                    100      4,850
----------------------------------------------------------------------
                                                                 4,850
----------------------------------------------------------------------
  TOTAL TECHNOLOGY (COST $80,503)                               94,950
----------------------------------------------------------------------
TRANSPORTATION -- 1.5%
AIRLINES -- 0.5%
Alaska Airgroup*                                        100      3,513
----------------------------------------------------------------------
                                                                 3,513
----------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 1.0%
CNF Transportation                                      200      6,900
----------------------------------------------------------------------
                                                                 6,900
----------------------------------------------------------------------
  TOTAL TRANSPORTATION (COST $10,221)                           10,413
----------------------------------------------------------------------

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[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Mid-Cap Value Portfolio

----------------------------------------------------------------------
                                                    Shares/
                                                     Face      Market
Description                                         Amount     Value
----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
UTILITIES --6.4%
ELECTRIC-INTEGRATED -- 5.5%
Conectiv                                                200   $  3,362
Constellation Energy Group                              200      5,800
DQE                                                     200      6,925
Duke Energy                                             100      5,012
Minnesota Power                                       1,000     16,938
----------------------------------------------------------------------
                                                                38,037
----------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.9%
MCN Energy Group                                        100      2,375
UGI                                                     200      4,088
----------------------------------------------------------------------
                                                                 6,463
----------------------------------------------------------------------
  TOTAL UTILITIES (COST $49,629)                                44,500
----------------------------------------------------------------------
  TOTAL COMMON STOCK (COST $617,674)                           683,338
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
Morgan Stanley
  5.25%, dated 12/31/99, matures 01/03/00,
  repurchase price $19,976 (collateralized
  by U.S. Treasury Instruments: total market value
  $20,562)(A)                                       $19,968     19,968
----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT (COST $19,968)                     19,968
----------------------------------------------------------------------
  TOTAL INVESTMENTS -- 100.8% (COST $637,642)                 $703,306
----------------------------------------------------------------------

Percentages based on net assets of $697,762
* Non-income producing security
A -- Tri Party Repurchase Agreement
Cl -- Class



The accompanying notes are an integral part of the financial statements.

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[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Mid-Cap Value Portfolio


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
  Investments, at value (Cost $637,642).....................    $703,306
  Receivable for investment securities sold.................      49,686
  Dividends and interest receivable.........................         420
  Other assets..............................................          88
                                                                --------
  Total assets..............................................     753,500
                                                                --------
LIABILITIES:
  Payable for investment securities purchased...............      52,839
  Accrued expenses..........................................       2,899
                                                                --------
  Total liabilities.........................................      55,738
                                                                --------
NET ASSETS:
  Paid-in-capital (authorized 500 million shares -- $0.001
    par value) based on 58,519 outstanding shares of common
    stock...................................................     600,439
  Undistributed net investment income.......................         877
  Accumulated net realized gain on investments..............      30,782
  Net unrealized appreciation on investments................      65,664
                                                                --------
  Net Assets................................................    $697,762
                                                                ========
  Net Asset Value, Offering Price and Redemption Price Per
    Share...................................................    $  11.92
                                                                ========

The accompanying notes are an integral part of the financial statements.

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[LOGO] PBHG Insurance Series Fund, Inc.
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       PBHG Mid-Cap Value Portfolio

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

INVESTMENT INCOME:
  Dividends.................................................  $  6,632
  Interest..................................................     1,451
                                                              --------
    Total Investment Income.................................     8,083
                                                              --------
EXPENSES:
  Investment Advisory Fees..................................     5,102
  Administrative Fees.......................................       900
  Custodian Fees............................................     7,661
  Transfer Agent Fees.......................................    18,152
  Printing Fees.............................................     2,962
  Insurance and Other Fees..................................       590
                                                              --------
    Total Expenses..........................................    35,367
                                                              --------
  Waiver of Investment Advisory Fees........................    (5,102)
  Waiver of Administrative Fees.............................      (391)
  Reimbursement of Other Expenses by Adviser................   (22,671)
                                                              --------
    Net Expenses............................................     7,203
                                                              --------
NET INVESTMENT INCOME.......................................       880
                                                              --------
  Net Realized Gain from Security Transactions..............   109,158
  Net Change in Unrealized Appreciation on Investments......    32,580
                                                              --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............   141,738
                                                              --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $142,618
                                                              ========

The accompanying notes are an integral part of the financial statements.

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       PBHG Mid-Cap Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                              01/01/99    11/30/98
                                                                 TO          TO
                                                              12/31/99    12/31/98(1)
                                                              --------   ------------
INVESTMENT ACTIVITIES:
  Net Investment Income.....................................  $    880    $    112
  Net Realized Gain from Security Transactions..............   109,158      21,848
  Net Change in Unrealized Appreciation on Investments......    32,580      33,084
                                                              --------    --------
    Net Increase in Net Assets Resulting from Operations....   142,618      55,044
                                                              --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................      (115)         --
  Net Realized Gains from Security Transactions.............  (100,224)         --
                                                              --------    --------
    Total Distributions.....................................  (100,339)         --
                                                              --------    --------
CAPITAL SHARE TRANSACTIONS (A):
  Shares Issued.............................................        --     500,100
  Shares Issued upon Reinvestment of Distributions..........   100,339          --
  Shares Redeemed...........................................        --          --
                                                              --------    --------
  Increase in Net Assets Derived from Capital Share
    Transactions............................................   100,339     500,100
                                                              --------    --------
    Total Increase in Net Assets............................   142,618     555,144
                                                              --------    --------
NET ASSETS:
  Beginning of Period.......................................   555,144          --
                                                              --------    --------
  End of Period.............................................  $697,762    $555,144
                                                              ========    ========
(A) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................        --      50,010
  Shares Issued upon Reinvestment of Distributions..........     8,509          --
  Shares Redeemed...........................................        --          --
                                                              --------    --------
  Net Increase in Shares Outstanding........................     8,509      50,010
                                                              ========    ========

(1) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

The accompanying notes are an integral part of the financial statements.

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[LOGO] PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG Mid-Cap Value Portfolio

FINANCIAL HIGHLIGHTS
For the year or period ended December 31:
For a Share Outstanding Throughout Each Fiscal Year or Period

                                 Net                                                                        Net
                                Asset                   Realized and     Distributions   Distributions     Asset
                                Value        Net         Unrealized        from Net          from          Value
                              Beginning   Investment   Gains or Losses    Investment        Capital         End       Total
                              of Period     Income      on Securities       Income           Gains       of Period    Return
-----------------------------------------------------------------------------------------------------------------------------
1999.......................    $11.10       $0.02           $2.75              --           $(1.95)       $11.92      25.66%
1998(1)....................     10.00          --            1.10              --               --         11.10      11.00%+

                                                                       Ratio       Ratio of
                                                                    of Expenses   Net Income
                                Net         Ratio       Ratio of    to Average    to Average
                              Assets     of Expenses   Net Income   Net Assets    Net Assets      Portfolio
                                End      to Average    to Average   (Excluding    (Excluding      Turnover
                             of Period   Net Assets    Net Assets    Waivers)      Waivers)         Rate

1999.......................  $697,762       1.20%         0.15%        5.89%        (4.54)%         906.69%
1998(1)....................   555,144       1.20%*        0.26%*       4.13%*       (2.67)%*         72.32%+

*   Annualized.
+   Total return and portfolio turnover have not been annualized.
(1) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

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[LOGO] PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG Mid-Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS
As of December 31, 1999

1.  ORGANIZATION

The PBHG Mid-Cap Value Portfolio (the "Portfolio") is a series of the PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and six others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), and the PBHG Select 20 Portfolio (the "Select 20 Portfolio") (collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Technology & Communications Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, or the Select 20 Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1999, 100% of the outstanding shares of the Portfolio were held by Pilgrim Baxter & Associates, Ltd. (the "Adviser").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the close of trading on the primary exchange. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the most recent bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. As of December 31, 1999, there were no temporary or permanent differences.

FEDERAL INCOME TAXES -- It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by the Adviser requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by the Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio, which commenced operations on November 30, 1998 and are being amortized on a straight line basis over a period of sixty months from the commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the


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       PBHG Mid-Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's net assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement was $29,060.

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-adviser to the Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40% of the average daily net assets of the Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

SEI Investments Distribution Co. ("the Distributor") a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997, pursuant to which the Distributor serves as principal underwriter for the Company. The Distributor receives no compensation for serving in such capacity.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% with respect to the first $2.5 billion of the average daily net assets of
(i) the Fund and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each Portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each Portfolio in the PBHG Fund Family in excess of $10 billion.

The Adviser has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Fund. For its services the Liquidity Desk received $15 for the year ended December 31, 1999.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolio. For the year ended December 31, 1999, PBHG Fund Services was paid $3,325 by the Portfolio for shareholder services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolio for the year ended December 31, 1999, amounted to $5,215,012 and $5,219,469, respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for federal income tax purposes at December 31, 1999, amounted to $86,451 and $20,787, respectively. The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at December 31, 1999 was not materially different from amounts reported for financial reporting purposes.

5.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to certain funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of .08% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowing at December 31, 1999, or at any time during the year ended December 31, 1999.

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REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
  OF THE PBHG INSURANCE SERIES FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of PBHG Mid-Cap Value Portfolio (one of the portfolios constituting the PBHG Insurance Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 4, 2000

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       PBHG Mid-Cap Portfolio

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 1999 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1999, the Portfolio is designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                     (A)             (B)             (C)             (D)
                                                     NET          ORDINARY
                                                CAPITAL GAINS      INCOME           TOTAL
                                                DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   QUALIFYING
FUND                                             (TAX BASIS)     (TAX BASIS)     (TAX BASIS)   DIVIDENDS(1)
----                                            -------------   -------------   -------------  ------------
Mid-Cap Value Portfolio.......................         0%            100%            100%           3%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

  * Items (A) and (B) are based on a percentage of the Portfolio's distributions.

 ** Item (D) is based on a percentage of ordinary income distributions of the Portfolio.

The Portfolio does not qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.



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                        PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.
                                    Oaks, PA